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                                                                   EXHIBIT 99.3

                                                           CLASS A COMMON STOCK

               PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                      THE RELIABLE LIFE INSURANCE COMPANY
                   TO BE HELD                        , 1997

  The holder(s) of Class A common stock, par value $1.00 per share ("Class A Common Stock"), of The Reliable Life Insurance Company ("Reliable") signing this proxy hereby appoint(s) DOUGLAS B. CHOMEAU and STUART G. CHOMEAU, and each of them with or without the other, as his proxies with full power of substitution, to represent said holder(s) and to vote all shares of Class A Common Stock held by such holder(s) at the Special Meeting of Shareholders to be held at 231 West Lockwood Avenue, Webster Groves, Missouri 63119 on
           , 1997 at 10:00 a.m. local time, and at any adjournments or postponements thereof, for the transaction of the following business:
1. TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF JUNE 20, 1997, AS AMENDED (THE "MERGER AGREEMENT"), BY AND AMONG UNITRIN, INC. ("UNITRIN"), UNITRIN ACQUISITION CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF UNITRIN ("ACQUISITION SUBSIDIARY"), AND RELIABLE, PROVIDING FOR THE MERGER OF ACQUISITION SUBSIDIARY WITH AND INTO RELIABLE, WHEREBY RELIABLE WILL BECOME A WHOLLY-OWNED SUBSIDIARY OF UNITRIN.
                            M FORM AGAINSTM ABSTAIN

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW. YOU NEED NOT MARK ANY BOXES. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE "FOR" PROPOSAL 1. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                          The undersigned acknowledges receipt
                                          of the Notice of Special Meeting of
                                          Shareholders to be held on
                                            , 1997 and the Proxy
                                          Statement/Prospectus dated
                                                         , 1997.
                                          -------------------------------------
                                          Signature:                      Date:
                                          -------------------------------------
                                          Signature:                      Date:

                                          Please sign exactly as your name
                                          appears hereon. Joint owners should
                                          each sign. When signing as attorney,
                                          executor, trustee or guardian,
                                          please give full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE. ANY PERSON NAMED AS A PROXY MUST BE A SHAREHOLDER OF RELIABLE (SECTION 375.191, R.S.MO.).